Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Note 11: Commitments and Contingencies

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2019 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $116 and $1,224 at December 31, 2019 and 2018, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has not established an asset as of December 31, 2019 and 2018 since it does not believe any amount will be recoverable. Recoveries of assessments from premium taxes are generally made over a five-year period.

Legal Matters

Like other members of the insurance industry, the Company is occasionally a party to lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The Company has established procedures and policies to facilitate compliance with laws and regulations and to support financial reporting.

In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices.

The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial statements of the Company.